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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 27, 2003

                                 WATERLINK, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                        1-13041                      34-1788678
(State or Other             (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)
                        ---------------------------------

                            835 North Cassady Avenue
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                        ---------------------------------

                                  614-258-9501
              (Registrant's Telephone Number, Including Area Code)


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Item 4. Changes in Registrant's Certifying Accountant

Due to the fact that the professional liability insurance carrier for Saltz Shamis & Goldfarb, Inc. ("SS&G") would not cover them with regard to performing the audit of the consolidated financial statements of Waterlink, Inc., on October 27, 2003, SS&G resigned as Waterlink's independent auditors. The audit committee of the board of directors of Waterlink has accepted the resignation of SS&G. SS&G did not issue any report on the financial statements of Waterlink during Waterlink's two most recent fiscal years or any subsequent interim period, as SS&G was engaged by Waterlink on December 12, 2002, after the filing of Waterlink's most recent annual report on Form 10-K. During the course of the engagement of SS&G as Waterlink's independent auditors, there were no disagreements, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to SS&G's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. No other event has occurred with respect to Waterlink and SS&G for which disclosure would be required pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K.

A letter from SS&G, addressed to the Securities and Exchange Commission, stating that SS&G agrees with the information contained in this report, has been filed as an exhibit to this report.

Also on October 27, 2003 Waterlink, through its audit committee, hired the firm of Marcum & Kliegman LLP to serve as its independent auditors for the fiscal year ending September 30, 2003. During Waterlink's two most recent fiscal years and the interim periods prior to engaging Marcum & Kliegman LLP, Waterlink has not consulted Marcum & Kliegman LLP with respect to either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Waterlink's financial statements, and neither a written report nor oral advice was provided that was an important factor considered by Waterlink in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions of Item 304 of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Item 304 of Regulation S-K).



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Item 7(c).  Exhibits.

                      99.1 Letter from Saltz Shamis & Goldfarb, Inc. to the Securities and Exchange Commission



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    WATERLINK, INC.


Dated:   November 3, 2003                           By: /s/ Donald A. Weidig
                                                        --------------------
                                                        Donald A. Weidig
                                                        Chief Financial Officer


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